Exhibit 99.1

News Release

Lockheed Martin Announces Final Proration Factor of XX.XX Percent for Shares

Tendered in Exchange Offer for IT and Technical Services Businesses

BETHESDA, Md., Aug. 22, 2016 – Lockheed Martin (NYSE: LMT) announced today a final proration factor of X.XX percent for its exchange offer for shares of Lockheed Martin common stock in connection with the transaction to separate its Information Systems & Global Solutions (IS&GS) business segment and merge it with a subsidiary of Leidos Holdings, Inc. (“Leidos”), which successfully closed on August 16, 2016.

Exchange Offer Final Results

Based on the final count by the exchange agent, a total of X,XXX,XXX shares of Lockheed Martin common stock were validly tendered and not properly withdrawn in the exchange offer, including XX,XXX shares tendered by stockholders who qualified for and elected odd-lot treatment. Stockholders who elected odd-lot treatment were not subject to proration, and their shares were fully accepted in the exchange offer. All remaining tendered shares of Lockheed Martin common stock were accepted in the exchange offer on a pro rata basis using the final proration factor of X.XX percent. Shares of Lockheed Martin common stock that were validly tendered but not accepted for exchange will be returned to tendering stockholders.

Lockheed Martin offered to exchange all 76,958,918 shares of common stock of Abacus Innovations Corporation (“Abacus”) for shares of Lockheed Martin common stock accepted in the exchange offer. Following the closing of the exchange offer, each share of Abacus common stock was converted into one share of Leidos common stock. As a result, Lockheed Martin stockholders who tendered their shares of Lockheed Martin common stock in the exchange offer received approximately 8.2136 shares of Leidos common stock (subject to receipt of cash in lieu of fractional shares) for each share of Lockheed Martin common stock accepted for exchange. Lockheed Martin was able to accept the maximum of 9,369,694 shares of Lockheed Martin common stock for exchange in the exchange offer.

More information about the transaction can be found on Lockheed Martin’s website, www.lockheedmartin.com.

About Lockheed Martin

Headquartered in Bethesda, Maryland, Lockheed Martin is a global security and aerospace company that employs approximately 98,000 people worldwide and is principally engaged in the research, design, development, manufacture, integration and sustainment of advanced technology systems, products and services.

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Media Contact:

Bill Phelps, +1 301-897-6308; william.phelps@lmco.com

For more information about the exchange offer, please contact the information agent, Georgeson LLC.

Georgeson LLC

(866) 482-4931

LockheedMartinExchange@georgeson.com

Cautionary Statement Regarding Forward Looking Statements

The forward looking statements contained in this document involve risks and uncertainties that may affect Lockheed Martin’s operations, markets, products, services, prices and other factors as discussed in filings with the SEC. These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the expectations of Lockheed Martin will be realized. This document also contains statements about the transaction to separate Lockheed Martin’s Information Systems & Global Solutions business segment and combine this business with Leidos in a Reverse Morris Trust transaction (the “Transaction”). Many factors could cause actual results to differ materially from these forward-looking statements with respect to the Transaction, including risks relating to the Transaction, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations, Leidos’ ability to integrate the businesses successfully and to achieve anticipated synergies, and the risk that disruptions from the Transaction will harm Lockheed Martin’s business. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Lockheed Martin’s consolidated financial condition, results of operations or liquidity. For a discussion identifying additional important factors that could cause actual results to vary materially from those anticipated in the forward-looking statements, see Lockheed Martin’s filings with the SEC, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lockheed Martin’s annual report on Form 10-K for the year ended December 31, 2015 and quarterly reports on Form 10-Q which are available on Lockheed Martin’s website at http://www.lockheedmartin.com and at the SEC’s website at http://www.sec.gov. Lockheed Martin does not assume any obligation to provide revisions or updates to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.